SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------
                  Deutsche Global Real Estate Securities Fund




The following information relating to the fund is added under the "PART I:
APPENDIX I-E - SERVICE PROVIDER COMPENSATION" section of the fund's Statement of Additional Information:



The Advisor has voluntarily agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 1.07% for Class R6. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

               Please Retain This Supplement for Future Reference
























April 20, 2017
SAISTKR-329

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